UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2005

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-12298	59-3191743
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

121 West Forsyth Street, Suite 200 Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Disclosure of Results of Operations and Financial Condition

On October 31, 2005, Regency issued an earnings release for the nine months ended September 30, 2005, which is attached as Exhibit 99.1.

On October 31, 2005, Regency posted on its website at www.regencycenters.com the supplemental information for the nine months ended September 30, 2005, which is attached as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Earnings release issued October 31, 2005, by Regency Centers Corporation for the nine months ended September 30, 2005.

Exhibit 99.2	Supplemental information posted on its website on October 31, 2005, for the nine months ended September 30, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION (registrant)

Date: November 3, 2005	By:	/s/ J. CHRISTIAN LEAVITT
J. Christian Leavitt, Senior Vice President,
Finance and Principal Accounting Officer

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